Exhibit 10.29

FIRST AMENDMENT TO SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO SUPPLY AGREEMENT, dated as of March 1, 2011 (the “Amendment”), between Fitzpatrick Bros., Inc., an Illinois corporation (“Supplier”), and The Spic and Span Company, a Delaware corporation (“Buyer”).

RECITALS

WHEREAS, Supplier and Buyer entered into a Supply Agreement, dated as of May 15, 2008 (the “Supply Agreement”) pursuant to which Supplier agreed to construct the Facility and supply the Products to Buyer subject to the terms of the Supply Agreement;

WHEREAS, Buyer has agreed to purchase the Products from Supplier subject to the terms of the Supply Agreement; and

WHEREAS, each of Supplier and Buyer desires to enter into this Amendment in order to amend the Supply Agreement subject to Paragraph 10 of Article 14 to (i) establish the credit to Buyer for the Capital Recovery Amount, as defined hereinafter, for purposes of the Supply Agreement based on Supplier's commencing to utilize the Facility on May 1, 2010 to manufacture and package products other than the Products; (ii) arrange for the payment by Buyer to Supplier of the Capital Recovery Amount during the period of time commencing on the date Supplier begins manufacturing the Products for Buyer but prior to the Base Volume Production Date (the “Interim Period”); and (iii) require Supplier to make a monthly payment to Buyer in an amount equal to *** (***%) of the aggregate gross sales of Comet® powder to *** (“***”) and provide an attribution of the *** volume solely to Buyer's Capital Recovery responsibility in a monthly credit to Buyer based on the pounds of Product purchased by *** as if Buyer was the purchaser of such Products.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.    Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Supply Agreement.

2.    Amendments to the Supply Agreement. The Supply Agreement is hereby amended as follows:

(a)The definition of “Capital Recovery Amount” contained in Paragraph 6 of Article 1 is hereby deleted in its entirety and replaced with the following language:

***Indicates a portion of this Exhibit that has been omitted and filed separately with the Secretary of the United States Securities and Exchange Commission pursuant to Prestige Brands Holdings, Inc.'s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

“Capital Recovery Amount” shall mean *** ($***) utilized as expenditures for land, building, equipment, set up and training and other items necessary to produce the Base Volume of Product (the “Required Capital”) plus annual finance charges established at the beginning of each Production Year at the prime rate of interest then in effect as indicated in The Wall Street Journal during the ten (10) year period commencing on the Base Volume Production Date. For each Production Year after Production Year 1 (which will use the Base Volume) during the ten (10) year period commencing on the Base Volume Production Date, the appropriate allocation of the Capital Recovery Amount per SKU of Product shall be determined by dividing that Production Year's Capital Recovery Amount by the prior year's total production weight in pounds.

(b)Paragraph 3 of Article 2 is hereby amended by deleting the fourth (4th) sentence thereof and replacing the sentence as follows:

“The first four (4) weeks of each Production Schedule will become binding purchase commitments on Buyer and will constitute a firm written purchase order, unless Buyer responds to a Production Schedule and notifies Supplier otherwise in writing no more than two (2) days after receipt of such Production Schedule from Supplier.”

(c)Paragraph 6(d) of Article 2 is hereby amended by deleting the reference to $*** therein and inserting $*** in lieu thereof.

(d)Paragraph 8 of Article 2 is hereby renumbered to Paragraph 7 in order to correct a typographical error in the Agreement.

(e)The first sentence of Paragraph 1 of Article 3 is hereby deleted in its entirety. The second sentence of Paragraph 1 of Article 3 is hereby deleted in its entirety and replaced with the following language:

Commencing on the first day of the Interim Period and continuing after the Base Volume Production Date, the price for each SKU of the Products (the “Price”) shall be as set forth in the form of Exhibit E, as amended from time to time in accordance with the terms hereof, and be comprised of (i) Costed Bill of Materials; (ii) the Tolling Fee; and (iii) the Capital Recovery Amount; provided, however, to the extent Supplier or Buyer is able to negotiate lower unit costs for the raw materials and component packaging needed to manufacture and package the Products, the Price shall be reduced entirely by such unit cost savings (including, without limitation, any applicable rebates, promotions and off-invoice allowances or discounts), except for any discounts Supplier may only obtain from its suppliers for early payment of such suppliers' invoices.

(f)The first sentence of Paragraph 3(a) of Article 3 is hereby amended by deleting the reference to $*** therein and inserting $*** in lieu thereof.

***Indicates a portion of this Exhibit that has been omitted and filed separately with the Secretary of the United States Securities and Exchange Commission pursuant to Prestige Brands Holdings, Inc.'s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(g)The second sentence of Paragraph 3(a) of Article 3 is hereby deleted in its entirety and replaced with the following language:

At the beginning of Production Year 1, the Tolling Fee shall be calculated by dividing $*** by the Base Volume. The Tolling Fee for Production Year 2 shall be set by dividing $*** by the actual pounds of Products produced during Production Year 1. Actual payments of the Tolling Fee shall be paid by Buyer to Supplier on a per SKU by weight basis as a charge included in the Price of the Products. Depending on the volume of the Products actually produced by Supplier through the end of each of Production Years 1 and 2, Supplier and Buyer agree to reconcile any underpayment or overpayment of the Tolling Fee for such Production Year. If $*** in Tolling Fees is not paid in each of Production Years 1 (inclusive of the Interim Period) and 2, the difference between $*** and the aggregate amount of Tolling Fees actually paid in such Production Year shall be promptly paid within thirty (30) days to Supplier. If Tolling Fees in excess of $*** is actually paid in each of Production Years 1 (excluding Interim Period purchases of the Products) and 2, the Supplier shall promptly, within thirty (30) days, provide a credit to the Buyer in the amount of the overpayment of the fixed Tolling Fee for such Production Year to be applied in the following Production Year.

(h)The second sentence of Paragraph 3(b)(i) of Article 3 is hereby amended by deleting the reference to $*** therein and inserting $*** in lieu thereof.

(i)The Article heading “ARTICLE 3 - PRICE” is hereby deleted in its entirety and replaced with “ARTICLE 3 -PRICE; COMMISSION PAYMENT”. In addition, Article 3 is hereby amended by adding a new Paragraph 7 at the end thereof with the following language:

1.
Commission Payment. No later than sixty (60) days after the end of each calendar month, Supplier shall pay to Buyer an amount equal to *** (***%) of the aggregate gross sales of all powder cleanser products to *** and its Affiliates (the “*** Products”) during such calendar month (the “*** Commissions”). Supplier acknowledges and agrees that the inspection rights granted to Buyer under Paragraph 7 of Article 5 shall include Buyer's ability to audit Supplier's documents regarding Supplier's sale of the *** Products to *** and its Affiliates; provided, however, Supplier' shall have no obligation to share sales information with Buyer regarding the *** Products unless *** or its applicable Affiliate consents to such disclosure in writing. Notwithstanding anything contained herein to the contrary, in any given Production Year, the aggregate amount of pounds of the *** Products sold by Supplier to *** and its Affiliates shall be credited to Buyer by Supplier for the purpose of calculating the Capital Recovery Amount to be paid by Buyer for such Production Year. Buyer represents to Supplier that *** is aware of the commission arrangement (the “Commission Arrangement”) between Supplier and Buyer.

***Indicates a portion of this Exhibit that has been omitted and filed separately with the Secretary of the United States Securities and Exchange Commission pursuant to Prestige Brands Holdings, Inc.'s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Notwithstanding anything contained herein to the contrary, Buyer shall have the right, at any time, to supply the *** Products directly to *** and its Affiliates and in such case Buyer shall submit to Supplier purchase orders for the *** Products and with respect to which Supplier shall have no obligation to pay any *** Commissions based on such purchase orders. All purchases of *** Products by Buyer shall be treated in the same manner for purposes of this Agreement as purchases made by Buyer for resale to Buyer's trade customers. This Paragraph 7 of Article 3 shall survive the termination of this Agreement.

(j)Paragraph 1 of Article 4 is hereby amended by adding the following language at the end of the paragraph:

The Facility and equipment used by Supplier to produce the Products for Buyer is owned by Supplier. Supplier may utilize the entire Facility and equipment as Supplier deems appropriate in Supplier's sole discretion to produce the Products for Buyer or products for other customers of Supplier. Furthermore, Supplier shall not charge any overtime or incremental fees to produce the Products in accordance with Paragraph 3 of Article 2 unless previously authorized by Buyer.

(k)Paragraph 2 of Article 4 is hereby amended by adding the following language at the end of the paragraph:

Notwithstanding anything contained herein to the contrary, for purposes of this Agreement, (i) Production Year 1 shall commence on the first day of the Interim Period and end on the twelve (12) month anniversary of the Base Volume Production Date; and (ii) the volume of Products to be used to calculate the Capital Recovery Amount for Production Year 1 shall be the Base Volume. Any overpayment or underpayment of the Capital Recovery Amount for Production Year 1 (which shall also include Capital Recovery Amount payments during the Interim Period so long as production during the Interim Period assists Buyer only to meet the Base Volume and not provide a credit to Buyer) shall be reconciled in accordance with the terms of this Paragraph 2 of Article 4. In the event of an overpayment by Buyer of the Capital Recovery Amount during Production Year 1 (exclusive of the Interim Period) due to the reduction of the Capital Recovery Amount as contemplated in this Amendment, Supplier shall promptly, within thirty (30) days of the end of Production Year 1, provide a credit to the Buyer in the amount of the overpayment of the Capital Recovery Amount during Production Year 1 to be applied in Production Year 2.

(l) Paragraph 3 of Article 4 is hereby amended by adding the following language at the end of the paragraph:

***Indicates a portion of this Exhibit that has been omitted and filed separately with the Secretary of the United States Securities and Exchange Commission pursuant to Prestige Brands Holdings, Inc.'s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

The Capital Recovery Credit shall apply so long as Supplier is using the Facility for any purpose other than to manufacture and package the Products for Buyer (“Non-Product Use”), which use commenced on May 1, 2010. Buyer and Supplier agree that the year-end reconciliation of the Capital Recovery Amount for Production Year 1 (inclusive of the Interim Period) will be pro-rated effective as of May 1, 2010 due to the Non-Product Use. Buyer and Supplier agree that production of *** Products shall not constitute Non-Product Use of the Facility.

(m) The Notice Address for Supplier set forth in Paragraph 8 of Article 14 is hereby deleted in its entirety and replaced with the following Notice Address:

Fitzpatrick Bros., Inc.
10700 88th Avenue
Pleasant Prairie, Wisconsin 53158
Fax: (262) 947-4311
Attention: Mr. William J. O'Connor

3.    Ratification of Supply Agreement. Except as otherwise provided in this Amendment, the terms of the Supply Agreement shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

***Indicates a portion of this Exhibit that has been omitted and filed separately with the Secretary of the United States Securities and Exchange Commission pursuant to Prestige Brands Holdings, Inc.'s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above which is the effective date of this Amendment.

FITZPATRICK BROS., INC.

By: /s/ Mark Mattes
Name: Mark Mattes
Title: Vice President

THE SPIC AND SPAN COMPANY
By: /s/Ronald Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer